Investments in Real Estate - Future Amortization Expense (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
2021 (six months ending December 31)	$ 1,006
2022	2,013
2023	2,013
2024	2,013
2025	2,013
Thereafter	15,950
Total	$ 25,008	$ 0